Exhibit 24

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Melissa Lora

Melissa Lora

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Anil Arora

Anil Arora

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Emanuel Chirico

Emanuel Chirico

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Scott Ostfeld

Scott Ostfeld

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Joie A. Gregor

Joie A. Gregor

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Rajive Johri

Rajive Johri

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Richard H. Lenny

Richard H. Lenny

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Ruth Ann Marshall

Ruth Ann Marshall

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Craig P. Omtvedt

Craig P. Omtvedt

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Thomas K. Brown

Thomas K. Brown

POWER OF ATTORNEY

The undersigned Director of Conagra Brands, Inc., a Delaware corporation, hereby constitutes and appoints each of David S. Marberger, Robert G. Wise, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute Conagra Brands’ Annual Report on Form 10-K for the fiscal year ended May 30, 2021, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2021.

/s/ Sean M. Connolly

Sean M. Connolly